SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): October 30, 1998



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                    1-13080              06-1391084
(State or other jurisdiction         (Commission        (IRS Employer
of incorporation)                    File No.)          Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets
-------  ------------------------------------

          Pursuant to an Agreement dated as of April 22, 1998, as amended as of August 31, 1998 (as so amended, the "Conveyance Agreement"), among certain limited partnerships affiliated with Alexander H. McNeil (the "McNeil Partnerships") and The Grove Corporation, Grove Property Trust (the "Company") acquired certain assets on October 30, 1998. The assets which were acquired through Grove Operating, L.P., a Delaware limited partnership of which the Company is the sole general partner (the "Operating Partnership") consisted of 17 residential apartment communities containing 1,747 apartments, approximately $6 million in cash and certain other assets of the McNeil Partnerships.

          The Operating Partnership issued an aggregate of approximately 1,000,000 Common Units of the Operating Partnership, including approximately 200,000 of which were issued to a wholly owned subsidiary of the Company, as part of the purchase price for the assets acquired from the McNeil Partnership. In accordance with the Conveyance Agreement, the value assigned to each of the Common Units issued in these transactions was $9.82, the average closing price of the Company's Common Shares for the 15 trading days preceding the closing. Additional consideration for the assets acquired from the McNeil Partnerships was cash in the aggregate amount of approximately $8.8 million and the assumption of mortgage debt in the aggregate remaining principal amount of approximately $51 million. Both the amount of cash paid and the number of Common Units issued is subject to adjustment based on final financial information which will be prepared for each of the properties as of October 31, 1998.

          Concurrently with the acquisition of these properties, the management agreements relating to these properties and three other properties owned by partnerships affiliated with Alexander H. McNeil were assigned to the Operating Partnership. In consideration of the assignment of these management agreements, the Operating Partnership paid $5.5 million in cash to the management company that had managed such properties prior to this transaction.

          To   complete   these   transactions,   the  Company   also   borrowed
approximately $15 million under its revolving credit agreement.

          The Conveyance Agreement gives certain McNeil Partnerships which own subsidized apartment units the right to receive additional consideration in the future under certain circumstances when and if such apartment units are no longer subject to various rental restrictions and can be rented out at prevailing market rents. Since such additional consideration is dependent upon the result of future operations that are impossible to predict with any accuracy, it is uncertain whether any of the eligible McNeil Partnerships will ever qualify for any portion of such additional consideration.

          The table below sets forth certain information about each of the properties acquired.



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                                                                               3


                                              Number of
        McNeil Partnership Name               Apartments        Location
        -----------------------               ----------        --------

Cedar Glen Associates Limited Partnership         114       Reading, MA
Chestnut Glen Associates Limited Partnership      130       Abington, MA
Conway Court Associates                            28       Rosalindale, MA
Glen Grove Associates Limited Partnerships        125       Wellesley, MA
Glen Meadow at Franklin Associates                288       Franklin, MA
Gosnold Grove Associates                           33       East Falmouth, MA
Longfellow Glen Associates Limited Partnership    120       Sudbury, MA
Nehoiden Glen Associates Limited Partnership       61       Needham, MA
Noonan Glen Associates Limited Partnership         18       Winchester, MA
Norton Glen Associates Limited Partnership        130       Abington, MA
Old Mill Glen Associates Limited Partnership       50       Maynard, MA
Phillips Park Associates Limited Partnership       49       Wellesley Hills, MA
Summer Hill Glen Associates                       120       Maynard, MA
The 929 House Realty Associates                   127       Cambridge, MA
Webster Green Associates Limited Partnership       76       Needham, MA
Westwood Glen                                     156       Westwood, MA
Wilkins Glen Associates                           102       Medfield, MA

          The Company intends to continue to operate the properties as rental apartments. Title to each of the properties is held either by a Delaware limited partnership whose general and limited partners are limited liability companies wholly owned by the Operating Partnership or by a Delaware limited liability company wholly owned by the Operating Partnership.

          The Company did not obtain independent appraisals of the properties' values, but instead negotiated such consideration in an arm's length transaction with Alexander and Virginia McNeil in their capacity as either general partners of, or principal shareholders or members of entities that serve as general partner of, each of the McNeil Partnerships.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

          (a) Financial statements of the McNeil Partnerships for the periods specified in regulation S-X will be included in an amendment to this report as soon as practicable, but not later than 60 days after the date on which this report is required to be filed.

          (b) Pro forma financial statements for the periods specified in Regulation S-X will be included in an amendment to this report as soon as practicable, but no later than 60 days after the date on which this report is required to be filed

          (c) Exhibits

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                                                                               4


  Exhibit No.                            Description
  -----------                            -----------

      2.1 Agreement dated as of April 22, 1998 among The Grove Corporation and the twenty-two limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))

      2.2 Amendment dated as of August 31, 1998 to Conveyance Agreement dated as of April 22, 1998 among The Grove Corporation and the twenty-one limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))



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                                                                               5


                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GROVE PROPERTY TRUST


Date: November 13, 1998                    By:   /s/ JOSEPH R. LABROSSE
                                              ----------------------------------
                                                 Joseph R. LaBrosse
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX


  Exhibit No.                             Description
  -----------                             -----------

      2.1 Agreement dated as of April 22, 1998 among The Grove Corporation and the twenty-two limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))

      2.2 Amendment dated as of August 31, 1998 to Conveyance Agreement dated as of April 22, 1998 among The Grove Corporation and the twenty-one limited partnerships identified on Schedule 1 thereto (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated October 30, 1998 (Commission File No. 1-13080))